UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (date of earliest event reported): February 13, 2012

HERCULES OFFSHORE, INC.

(Exact name of Registrant as specified in its charter)

DELAWARE	0-51582	56-2542838
(State of incorporation or organization)	(Commission file number)	(I.R.S. employer identification number)

9 GREENWAY PLAZA, SUITE 2200 HOUSTON, TEXAS		77046
(Address of principal executive offices)		(Zip code)

Registrant’s telephone number, including area code: (713) 350-5100

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

On February 13, 2012, the Board of Directors (the “Board”) of Hercules Offshore, Inc. (the “Company”) approved the execution of the Second Amendment (the “Second Amendment”) to the Rights Agreement, dated as of October 31, 2005, between the Company and American Stock Transfer & Trust Company, as rights agent (the “Rights Agreement”), pursuant to the authority granted to the Board in Section 27 of the Rights Agreement. Pursuant to the Second Amendment, the Final Expiration Date (as defined in the Rights Agreement) of the Rights Agreement was set as the close of business on February 13, 2012. As a result of the Second Amendment, the Rights (as defined in the Rights Agreement) are no longer outstanding and are not exercisable.

The description of the Second Amendment set forth above does not purport to be complete and is qualified in its entirety by reference to the full text of the Second Amendment, a copy of which is filed as Exhibit 4.1, to this Current Report and is incorporated by reference herein.

Item 3.03	Material Modifications to Rights of Security Holders.

See the information set forth under “Item 1.01, Entry into a Material Definitive Agreement,” which is incorporated by reference into this Item 3.03.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Changes in Fiscal Year.

On February 13, 2012, the Board approved the Second Amended and Restated Bylaws of the Company (the “Second Amended and Restated Bylaws”). The substantive revisions to the Second Amended and Restated Bylaws outline the procedural requirements for calling a special meeting of the stockholders of the Company by the stockholders of the Company. The Second Amended and Restated Bylaws were approved by at least 75% of the members of the Board, and the effectiveness of the Second Amended and Restated Bylaws is subject to approval of the Amended and Restated Certificate of Incorporation of the Company (the “Amended and Restated Charter”) by the Company’s stockholders at the 2012 Annual Meeting of the Company (the “2012 Annual Meeting”).

The description of the Second Amended and Restated Bylaws set forth above does not purport to be complete and is qualified in its entirety by reference to the full text of the Second Amended and Restated Bylaws, a copy of which is filed as Exhibit 3.1 to this Current Report and is incorporated by reference herein.

See also the information set forth under “Item 8.01, Other Events,” which is incorporated by reference into this Item 5.03.

Item 8.01	Other Events.

Charter Amendment

On February 13, 2012, the Board approved the Amended and Restated Charter, and ordered the Amended and Restated Charter be submitted to a vote of the stockholders of the Company for approval at the 2012 Annual Meeting. The substantive revisions to the Amended and Restated Charter permit the stockholders of the Company to call a special meeting of the Company in certain situations, and will increase the aggregate number of shares of capital stock the Company is authorized to issue. The Amended and Restated Charter will not become effective prior to approval by the stockholders of the Company. The Amended and Restated Charter will be more fully described in the Company’s Definitive Proxy Statement on Schedule 14A, which will be filed with the Commission prior to the 2012 Annual Meeting.

LTIP Amendment

On February 13, 2012, the Board approved the Second Amendment (the “LTIP Second Amendment”) to the Amended and Restated Hercules Offshore 2004 Long-Term Incentive Plan, as amended (the “LTIP”), effective as of February 13, 2012. The LTIP Second Amendment eliminates the provision in the LTIP which previously allowed the Company to reissue shares of common stock that had been awarded under the LTIP, but were not issued to a participant of the LTIP due to those shares being forfeited or terminated or having otherwise expired prior to being exercised.

The description of the LTIP Second Amendment set forth above does not purport to be complete and is qualified in its entirety by reference to the full text of the LTIP Second Amendment, a copy of which is filed as Exhibit 10.1 to this Current Report and is incorporated by reference herein.

Litigation Update

As disclosed in our prior filings, on April 27, 2011, a shareholder derivative action was filed in the District Court of Harris County, Texas, allegedly on behalf of the Company, naming the Company as a nominal defendant and certain of our officers and directors as defendants (collectively, the “Defendants”) alleging, among other claims, breach of fiduciary duty, abuse of control, waste of corporate assets, and unjust enrichment. The petition alleges that the individual defendants allowed the Company to violate the U.S. Foreign Corrupt Practices Act (“FCPA”) and failed to maintain internal controls and accounting systems for compliance with the FCPA. Plaintiff sought restitution and injunctive and/or equitable relief purportedly on behalf of the Company, certain corporate actions, and an award of their costs and attorneys’ fees.

On October 19, 2011, the District Court sustained special exceptions filed by the Defendants. The special exceptions filed by the Defendants sought the dismissal of the action due to the plaintiff’s failure to plead sufficient facts giving rise to a cause of action. The District Court ordered the action would be dismissed with prejudice if the plaintiff failed to amend his petition by November 4, 2011 and plead sufficient facts giving rise to a cause of action against the Defendants. The plaintiff filed an amended petition on November 4, 2011, in response to which we again filed special exceptions seeking dismissal of the action due to the plaintiff’s failure again to plead sufficient facts giving rise to a cause of action.

On February 10, 2012, the District Court granted the Defendants’ special exceptions and dismissed the plaintiff’s action with prejudice.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description

3.1	Second Amended and Restated Bylaws of Hercules Offshore, Inc.

4.1	Second Amendment to Rights Agreement, dated as of February 13, 2012, by and between Hercules Offshore, Inc. and American Stock Transfer and Trust Company, as rights agent.

10.1	Second Amendment to Hercules Offshore, Inc. Amended and Restated 2004 Long-Term Incentive Plan dated February 13, 2012.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HERCULES OFFSHORE, INC.

Date: February 16, 2012	By:	/s/ James W. Noe
James W. Noe
Senior Vice President, General Counsel and
Chief Compliance Officer

EXHIBIT INDEX

Exhibit No.	Description

3.1	Second Amended and Restated Bylaws of Hercules Offshore, Inc.

4.1	Second Amendment to Rights Agreement, dated as of February 13, 2012, by and between Hercules Offshore, Inc. and American Stock Transfer and Trust Company, as rights agent.

10.1	Second Amendment to Hercules Offshore, Inc. Amended and Restated 2004 Long-Term Incentive Plan dated February 13, 2012.